UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 11, 2013

ANTERO RESOURCES CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-36120	80-0162034
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1625 17th Street
Denver, Colorado 80202
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (303) 357-7310

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                           Entry into a Material Definitive Agreement.

Underwriting Agreement

On October 9, 2013, Antero Resources Corporation, a Delaware corporation (the “Company”), and Antero Resources Investment LLC, a Delaware limited liability company (the “Selling Stockholder”), entered into an Underwriting Agreement (the “Underwriting Agreement”) with Barclays Capital Inc., Citigroup Global Markets Inc. and J.P. Morgan Securities LLC, as representatives of the several underwrites named therein (the “Underwriters”), relating to the offer and sale of the Company’s common stock, par value $0.01 per share (the “Common Stock”). The Underwriting Agreement provides for the offer and sale (the “Offering”) by the Company, and purchase by the Underwriters, of 35,725,000 shares of Common Stock at a price to the public of $44.00 per share ($42.02 per share net of underwriting discounts and commissions). Pursuant to the Underwriting Agreement, the Selling Stockholder has granted the Underwriters a 30-day option to purchase up to an aggregate of 3,409,091 additional shares of Common Stock held by the Selling Stockholder to cover over-allotments. In addition, the Company has granted the Underwriters a 30-day option to purchase up to an aggregate of 1,949,659 additional shares of Common Stock if the Underwriters sell more than an aggregate of 39,134,091 shares of Common Stock (including the shares of Common Stock purchased from the Selling Stockholder) to cover over-allotments. The material terms of the Offering are described in the prospectus, dated October 9, 2013 (the “Prospectus”), filed by the Company with the Securities and Exchange Commission (the “Commission”) on October 10, 2013, pursuant to Rule 424(b) under the Securities Act of 1933, as amended (the “Securities Act”). The Offering is registered with the Commission pursuant to a Registration Statement on Form S-1, as amended (File No. 333-189284), initially filed by the Company on June 13, 2013.

The Underwriting Agreement contains customary representations and warranties, agreements and obligations, closing conditions and termination provisions. The Company and the Selling Stockholder have agreed to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act, and to contribute to payments the Underwriters may be required to make because of any of those liabilities.

The Company and Selling Stockholder received official notice of exercise of each of the Underwriters’ options to purchase additional shares of Common Stock in full on October 10, 2013, which is expected to close simultaneously with the Offering. The Offering is expected to close on October 16, 2013, subject to the satisfaction of customary closing conditions, and the Company expects to receive proceeds from the Offering (including proceeds received pursuant to the exercise of the Underwriters’ option to purchase additional shares of Common Stock from the Company) of approximately $1.58 billion (net of underwriting discounts, commissions and estimated offering expenses payable by the Company). As described in the Prospectus, the Company intends to use the net proceeds of the Offering to repay outstanding borrowings under the Company’s credit facility and fund a portion of its drilling and development program. The Company will not receive any proceeds from the sale of shares of Common Stock by the Selling Shareholder.

The foregoing description is qualified in its entirety by reference to the full text of the Underwriting Agreement, which is attached as Exhibit 1.1 to this Current Report on Form 8-K and incorporated in this Item 1.01 by reference.

Merger Agreement

On October 1, 2013, the Company entered into an Agreement and Plan of Merger (the “Merger Agreement”) with the Selling Stockholder and Antero Resources LLC, a Delaware limited liability company (“Antero LLC”). Subject to the terms and conditions set forth in the Merger Agreement, in connection with the closing of the Offering (the “Effective Time”), (i) all of the membership interests in Antero LLC issued and outstanding immediately prior to the Effective Time shall be converted into shares of Common Stock, which shall represent all of the issued and outstanding equity capitalization of the Company, (ii) the membership interests in Antero LLC held by the Selling Shareholder shall cease to exist with no payment being made with respect thereto and (iii) Antero LLC will be merged into the Company (the “Merger”). Upon completion of the Merger, the Company will become a direct subsidiary of the Selling Stockholder.

The foregoing description is qualified in its entirety by reference to the full text of the Merger Agreement, which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated in this Item 1.01 by reference.

Long-Term Incentive Plan

The description of the Antero Resources Corporation Long-Term Incentive Plan (the “LTIP”) provided below under Item 5.02 is incorporated in this Item 1.01 by reference. A copy of the LTIP is incorporated by reference as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated in this Item 1.01 by reference.

Relationships

As more fully described under the caption “Underwriting—Other Relationships” in the Prospectus, certain of the Underwriters and their respective affiliates have, from time to time, performed, and may in the future perform, various financial advisory and investment banking services for the Company, for which they received or will receive customary fees and expenses.

Item 5.02                                           Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Long-Term Incentive Plan

On October 1, 2013, the Board of Directors of the Company (the “Board”) adopted the LTIP (as defined above) for the employees and directors of the Company and its affiliates. The LTIP provides for the grant of all or any of the following components: (1) stock options, (2) stock appreciation rights, (3) restricted stock, (4) restricted stock units, (5) bonus stock, (6) dividend equivalents, and (7) other stock-based awards. Subject to adjustment in accordance with the LTIP, 16,906,500 shares of Common Stock have been reserved for issuance pursuant to awards under the LTIP. Common Stock withheld to satisfy exercise prices or tax withholding obligations will be available for delivery pursuant to other awards. The LTIP will be administered by the Board or an alternative committee appointed by the Board.

The foregoing description of the LTIP is not complete and is qualified in its entirety by reference to the full text of the LTIP, which is incorporated by reference as Exhibit 10.2 to this Form 8-K and is incorporated into this Item 5.02 by reference.

Item 9.01                                           Financial Statements and Exhibits.

(d)                                 Exhibits.

EXHIBIT	DESCRIPTION

1.1

Underwriting Agreement, dated as of October 9, 2013, by and among Antero Resources Corporation, Antero Resources Investment LLC, Barclays Capital Inc., Citigroup Global Markets Inc. and J.P. Morgan Securities LLC, as representatives of the several underwrites named therein.

10.1	Agreement and Plan of Merger of Antero Resources LLC with and into Antero Resources Corporation.

10.2

Antero Resources Corporation Long-Term Incentive Plan, effective as of October 1, 2013 (incorporated by reference to Exhibit 4.3 to the Company’s Registration Statement on Form S-8 (File No. 333-191693) filed with the Commission on October 11, 2013).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANTERO RESOURCES CORPORATION

	By:	/s/ GLEN C. WARREN, JR.

Glen C. Warren, Jr.
President and Chief Financial Officer

Dated: October 11, 2013

EXHIBIT INDEX

EXHIBIT	DESCRIPTION

1.1

Underwriting Agreement, dated as of October 9, 2013, by and among Antero Resources Corporation, Antero Resources Investment LLC, Barclays Capital Inc., Citigroup Global Markets Inc. and J.P. Morgan Securities LLC, as representatives of the several underwrites named therein.

10.1	Agreement and Plan of Merger of Antero Resources LLC with and into Antero Resources Corporation.

10.2

Antero Resources Corporation Long-Term Incentive Plan, effective as of October 1, 2013 (incorporated by reference to Exhibit 4.3 to the Company’s Registration Statement on Form S-8 (File No. 333-191693) filed with the Commission on October 11, 2013).